UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

August 18, 2005

EUROPEAN MICRO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-23949	65-0803752
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6073 N.W. 167th Street, Unit C-25, Miami, Florida	33015
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 825-2458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 14, 2005, the Board of Directors of European Micro Holdings, Inc., a Nevada corporation (the “Company”) declared a one-time cash dividend distribution in the aggregate amount of $200,000 to be paid on the outstanding shares of the Company’s common stock of record on August 1, 2005 (the “Record Date”).

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005

EUROPEAN MICRO HOLDINGS, INC.

By: /s/ John B. Gallagher John B. Gallagher Co-President